DERIVED INFORMATION 3/04/04

$117,875,000

Classes M-1, M-2, M-3 and M-4

Mezzanine Certificates Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC Trading Desk at (212) 538-8373.

HEAT 2005-2 (Class M-1)

Cashflows to Call at 100% Prospectus Prepayment Speed (PPC) assuming:
-	1 Month Libor is (and remains) at 2.90%
-	6 Month Libor is (and remains at) 3.26%
-	Triggers do not Fail
-	No Collateral Losses Occur
-	Per annum spread to 1 Month Libor on Class M-1 is 0.45%

Period	Balance	Interest	Principal
0	38,525,000	-	-
1	38,525,000	86,039	-
2	38,525,000	107,549	-
3	38,525,000	111,134	-
4	38,525,000	107,549	-
5	38,525,000	111,134	-
6	38,525,000	111,134	-
7	38,525,000	107,549	-
8	38,525,000	111,134	-
9	38,525,000	107,549	-
10	38,525,000	111,134	-
11	38,525,000	111,134	-
12	38,525,000	100,379	-
13	38,525,000	111,134	-
14	38,525,000	107,549	-
15	38,525,000	111,134	-
16	38,525,000	107,549	-
17	38,525,000	111,134	-
18	38,525,000	111,134	-
19	38,525,000	107,549	-
20	38,525,000	111,134	-
21	38,525,000	107,549	-
22	38,525,000	111,134	-
23	38,525,000	111,134	-
24	38,525,000	100,379	-
25	38,525,000	111,134	-
26	38,525,000	107,549	-
27	38,525,000	111,134	-
28	38,525,000	107,549	-
29	38,525,000	111,134	-
30	38,525,000	111,134	-
31	38,525,000	107,549	-
32	38,525,000	111,134	-
33	38,525,000	107,549	-
34	38,525,000	111,134	-
35	38,525,000	111,134	-
36	38,525,000	103,964	-
37	38,525,000	111,134	-
38	38,525,000	107,549	-
39	38,525,000	111,134	-
40	38,525,000	107,549	-
41	38,525,000	111,134	-
42	38,525,000	111,134	-
43	38,525,000	107,549	-
44	38,525,000	111,134	-
45	38,525,000	107,549	-
46	33,244,972	111,134	5,280,028
47	27,424,988	95,903	5,819,984
48	21,796,649	71,457	5,628,340
49	16,353,494	62,877	5,443,155
50	15,578,764	45,654	774,730
51	15,082,234	44,940	496,530
52	14,602,000	42,105	480,234
53	14,137,515	42,123	464,485
54	13,688,250	40,783	449,265
55	13,253,693	38,213	434,557
56	12,833,350	38,233	420,342
57	12,426,746	35,826	406,604
58	12,033,463	35,848	393,283
59	11,653,010	34,713	380,453
60	11,284,957	30,363	368,053
61	10,928,890	32,554	356,068
62	10,584,407	30,510	344,483
63	10,251,122	30,533	333,285
64	9,928,663	28,618	322,459
65	9,616,666	28,641	311,996
66	9,314,784	27,741	301,882
67	9,022,679	26,004	292,105
68	8,740,026	26,028	282,653
69	8,466,510	24,399	273,516
70	8,201,827	24,424	264,682
71	7,945,685	23,660	256,142
72	-	20,703	7,945,685

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months. In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR. In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR. In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

HEAT 2005-2 (Class M-2)

Cashflows to Call at 100% Prospectus Prepayment Speed (PPC) assuming:
-	1 Month Libor is (and remains) at 2.90%
-	6 Month Libor is (and remains at) 3.26%
-	Triggers do not Fail
-	No Collateral Losses Occur
-	Per annum spread to 1 Month Libor on Class M-2 is 0.48%

Period	Balance	Interest	Principal
0	35,075,000	-	-
1	35,075,000	79,036	-
2	35,075,000	98,795	-
3	35,075,000	102,088	-
4	35,075,000	98,795	-
5	35,075,000	102,088	-
6	35,075,000	102,088	-
7	35,075,000	98,795	-
8	35,075,000	102,088	-
9	35,075,000	98,795	-
10	35,075,000	102,088	-
11	35,075,000	102,088	-
12	35,075,000	92,208	-
13	35,075,000	102,088	-
14	35,075,000	98,795	-
15	35,075,000	102,088	-
16	35,075,000	98,795	-
17	35,075,000	102,088	-
18	35,075,000	102,088	-
19	35,075,000	98,795	-
20	35,075,000	102,088	-
21	35,075,000	98,795	-
22	35,075,000	102,088	-
23	35,075,000	102,088	-
24	35,075,000	92,208	-
25	35,075,000	102,088	-
26	35,075,000	98,795	-
27	35,075,000	102,088	-
28	35,075,000	98,795	-
29	35,075,000	102,088	-
30	35,075,000	102,088	-
31	35,075,000	98,795	-
32	35,075,000	102,088	-
33	35,075,000	98,795	-
34	35,075,000	102,088	-
35	35,075,000	102,088	-
36	35,075,000	95,501	-
37	35,075,000	102,088	-
38	35,075,000	98,795	-
39	35,075,000	102,088	-
40	35,075,000	98,795	-
41	35,075,000	102,088	-
42	35,075,000	102,088	-
43	31,207,221	98,795	3,867,779
44	24,199,743	90,830	7,007,478
45	17,423,562	68,163	6,776,181
46	16,150,895	50,712	1,272,667
47	15,634,128	47,008	516,767
48	15,134,378	41,100	499,751
49	14,651,070	44,049	483,308
50	14,183,651	41,267	467,419
51	13,731,586	41,282	452,065
52	13,294,358	38,677	437,228
53	12,871,469	38,694	422,889
54	12,462,436	37,463	409,033
55	12,066,795	35,103	395,641
56	11,684,095	35,121	382,700
57	11,313,903	32,910	370,192
58	10,955,840	32,930	358,063
59	10,609,457	31,888	346,383
60	10,274,364	27,891	335,093
61	9,950,183	29,904	324,181
62	9,636,550	28,026	313,634
63	9,333,111	28,048	303,439
64	9,039,529	26,288	293,582
65	8,755,472	26,310	284,056
66	8,480,624	25,483	274,848
67	8,214,678	23,887	265,946
68	7,957,337	23,909	257,341
69	7,708,315	22,413	249,022
70	7,467,335	22,435	240,979
71	7,234,131	21,734	233,204
72	-	19,018	7,234,131

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months. In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR. In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR. In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

HEAT 2005-2 (Class M-3)

Cashflows to Call at 100% Prospectus Prepayment Speed (PPC) assuming:
-	1 Month Libor is (and remains) at 2.90%
-	6 Month Libor is (and remains at) 3.26%
-	Triggers do not Fail
-	No Collateral Losses Occur
-	Per annum spread to 1 Month Libor on Class M-3 is 0.51%

Period	Balance	Interest	Principal
0	24,150,000	-	-
1	24,150,000	54,901	-
2	24,150,000	68,626	-
3	24,150,000	70,914	-
4	24,150,000	68,626	-
5	24,150,000	70,914	-
6	24,150,000	70,914	-
7	24,150,000	68,626	-
8	24,150,000	70,914	-
9	24,150,000	68,626	-
10	24,150,000	70,914	-
11	24,150,000	70,914	-
12	24,150,000	64,051	-
13	24,150,000	70,914	-
14	24,150,000	68,626	-
15	24,150,000	70,914	-
16	24,150,000	68,626	-
17	24,150,000	70,914	-
18	24,150,000	70,914	-
19	24,150,000	68,626	-
20	24,150,000	70,914	-
21	24,150,000	68,626	-
22	24,150,000	70,914	-
23	24,150,000	70,914	-
24	24,150,000	64,051	-
25	24,150,000	70,914	-
26	24,150,000	68,626	-
27	24,150,000	70,914	-
28	24,150,000	68,626	-
29	24,150,000	70,914	-
30	24,150,000	70,914	-
31	24,150,000	68,626	-
32	24,150,000	70,914	-
33	24,150,000	68,626	-
34	24,150,000	70,914	-
35	24,150,000	70,914	-
36	24,150,000	66,339	-
37	24,150,000	70,914	-
38	24,150,000	68,626	-
39	24,150,000	70,914	-
40	24,150,000	68,626	-
41	23,963,607	70,914	186,393
42	16,048,163	70,366	7,915,444
43	12,262,169	45,604	3,785,993
44	11,868,701	36,007	393,468
45	11,488,221	33,727	380,481
46	11,120,289	33,734	367,932
47	10,764,482	32,653	355,807
48	10,420,391	28,550	344,091
49	10,087,622	30,598	332,769
50	9,765,792	28,666	321,829
51	9,454,535	28,676	311,258
52	9,153,493	26,867	301,042
53	8,862,323	26,878	291,170
54	8,580,694	26,023	281,629
55	8,308,285	24,383	272,409
56	8,044,787	24,396	263,498
57	7,789,900	22,861	254,886
58	7,543,365	22,874	246,535
59	7,304,872	22,150	238,493
60	7,074,152	19,374	230,720
61	6,850,946	20,772	223,207
62	6,635,001	19,468	215,944
63	6,426,077	19,483	208,925
64	6,223,938	18,261	202,139
65	6,028,358	18,276	195,580
66	5,839,118	17,702	189,240
67	5,656,008	16,593	183,111
68	5,478,822	16,608	177,186
69	5,307,364	15,569	171,458
70	5,141,444	15,584	165,920
71	4,980,877	15,097	160,567
72	-	13,210	4,980,877

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months. In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR. In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR. In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

HEAT 2005-2 (Class M-4)

Cashflows to Call at 100% Prospectus Prepayment Speed (PPC) assuming:
-	1 Month Libor is (and remains) at 2.90%
-	6 Month Libor is (and remains at) 3.26%
-	Triggers do not Fail
-	No Collateral Losses Occur
-	Per annum spread to 1 Month Libor on Class M-4 is 0.70%

Period	Balance	Interest	Principal
0	20,125,000	-	-
1	20,125,000	48,300	-
2	20,125,000	60,375	-
3	20,125,000	62,388	-
4	20,125,000	60,375	-
5	20,125,000	62,388	-
6	20,125,000	62,388	-
7	20,125,000	60,375	-
8	20,125,000	62,388	-
9	20,125,000	60,375	-
10	20,125,000	62,388	-
11	20,125,000	62,388	-
12	20,125,000	56,350	-
13	20,125,000	62,388	-
14	20,125,000	60,375	-
15	20,125,000	62,388	-
16	20,125,000	60,375	-
17	20,125,000	62,388	-
18	20,125,000	62,388	-
19	20,125,000	60,375	-
20	20,125,000	62,388	-
21	20,125,000	60,375	-
22	20,125,000	62,388	-
23	20,125,000	62,388	-
24	20,125,000	56,350	-
25	20,125,000	62,388	-
26	20,125,000	60,375	-
27	20,125,000	62,388	-
28	20,125,000	60,375	-
29	20,125,000	62,388	-
30	20,125,000	62,388	-
31	20,125,000	60,375	-
32	20,125,000	62,388	-
33	20,125,000	60,375	-
34	20,125,000	62,388	-
35	20,125,000	62,388	-
36	20,125,000	58,363	-
37	20,125,000	62,388	-
38	20,125,000	60,375	-
39	20,125,000	62,388	-
40	19,270,818	60,375	854,182
41	10,908,250	59,740	8,362,568
42	10,557,566	33,816	350,684
43	10,218,475	31,673	339,091
44	9,890,585	31,677	327,890
45	9,573,517	29,672	317,067
46	9,266,907	29,678	306,610
47	8,970,401	28,727	296,506
48	8,683,659	25,117	286,742
49	8,406,351	26,919	277,308
50	8,138,160	25,219	268,191
51	7,878,779	25,228	259,382
52	7,627,910	23,636	250,868
53	7,385,269	23,647	242,641
54	7,150,578	22,894	234,691
55	6,923,571	21,452	227,007
56	6,703,989	21,463	219,582
57	6,491,584	20,112	212,405
58	6,286,138	20,124	205,446
59	6,087,393	19,487	198,744
60	5,895,127	17,045	192,266
61	5,709,122	18,275	186,005
62	5,529,168	17,127	179,954
63	5,355,064	17,140	174,104
64	5,186,615	16,065	168,449
65	5,023,632	16,079	162,983
66	4,865,932	15,573	157,700
67	4,713,340	14,598	152,592
68	4,565,685	14,611	147,655
69	4,422,804	13,697	142,882
70	4,284,537	13,711	138,267
71	4,150,731	13,282	133,806
72	-	11,622	4,150,731

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months. In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR. In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR. In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.